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                                                                  EXHIBIT 10.14


                    MAYO FOUNDATION FOR MEDICAL EDUCATION AND
                      RESEARCH TECHNOLOGY LICENSE CONTRACT


                      Article 1.00 - Preliminary Provisions

1.01     DATE. The Effective Date of this contract is July 7, 1998.

1.02     PARTIES.  There are two parties to this contract.  They are:

(a) MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH, a Minnesota nonprofit corporation, located at 200 First Street SW, Rochester, Minnesota 55905-0001 (called "MAYO" in this contract), and

(b) EXACT Laboratories, Inc., a Delaware for-profit corporation, located at 63 Great Road, Maynard, Massachusetts 01754, (called the "COMPANY" in this contract).

1.03 PURPOSE OF CONTRACT. Whereas the COMPANY owns and has independently developed its proprietary technology directed to the diagnosis of colorectal disease, including cancer, for eventual approval by the medical community and health regulatory agencies and then for clinical use; and is producing improvements, enhancements and inventions related to that technology including developing diagnostic tests based upon detecting the loss of heterozygosity and/or various genetic markers in stool samples for the early detection of colorectal cancer; and has been interested in obtaining information related to patient attitudes, hospital procedures and/or requirements and information related to its own technology and know-how in comparison with other methods of patient management; and,

         Whereas MAYO is a foundation for medical education and research and has the knowledge, know-how and personnel to discuss, conduct, evaluate, implement and clinically assess the value, benefit and technical advantages of diagnostic procedures in colorectal disease, including the technology of the COMPANY,

         The COMPANY and MAYO are mutually interested in (a) determining whether the COMPANY's technology is effective and predictive; and in (b) the successful implementation of the COMPANY's technology, products, processes and methods in the medical community for public use and benefit.

         MAYO, therefore, intends to grant a license for certain of its know-how to the COMPANY. Both parties acknowledge that MAYO has carefully selected the COMPANY because of the COMPANY's unique characteristics and proprietary technology which make the COMPANY especially suitable as a licensee of such know-how. The COMPANY enters this licensing contract with MAYO for use of the Licensed Know-how on a non-exclusive basis.

                           Article 2.00 - Definitions.

2.01 LICENSED KNOW-HOW means the know-how of David Ahlquist, M.D. of Mayo Rochester used by the COMPANY between January 1, 1996 and December 31, 1997 to assist in the successful clinical evaluation, regulatory approval and implementation of the COMPANY's


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technology within the medical community and by the health regulatory agencies and in the marketing and manufacture of the Technology. Such Know-how includes Mayo information that is publicly available as well as information related to the work of Dr. Ahlquist in the Field of Use. The Know-how includes knowledge of research and clinical investigations and studies, patient needs and attitudes, hospital procedures and needs, statistical evaluations, market size and characteristics, knowledge of vendors and suppliers of alternative technology, general experience in the medical field, as well as the results of Dr. Ahlquist's interactions with research, academic, clinical and other medical personnel.

2.02 AFFILIATE means a legal entity controlled by, or controlling, another legal entity, or which is an Affiliate of an Affiliate, or an Affiliate of an Affiliate of an Affiliate, "control" means direct or indirect beneficial ownership of at least fifty (50) percent of the voting stock of a corporation; direct or indirect ownership of at least fifty (50) percent of the income of a legal entity; or possession of at least fifty (50) percent of the voting rights of the members of a nonprofit or nonstock corporation. MAYO's Affiliates include, but are not limited to: Mayo Foundation; Rochester Methodist Hospital; Saint Mary's Hospital; Mayo Clinic Jacksonville, Florida; St. Luke's Hospital, Jacksonville, Florida; Mayo Clinic Arizona; Mayo Clinic Hospital, Arizona, Mayo Regional Practices, P.C., Decorah, Iowa; and Mayo Regional Practices of Wisconsin, Ltd.

2.03 FIELD OF USE means the application of the COMPANY's technology for the detection of colorectal cancer.

2.04 MATERIAL BREACH means breaches of this contract which are specified in this contract as being material breaches, and in addition any breach of this contract which the non-breaching party in the exercise of its good faith discretion determines is so injurious to the relationship between the parties that this contract should be liable to immediate termination.

2.05 MAYO INFORMATION includes the information embodied in the Licensed Know-how or expressly marked, labeled, referenced in writing, or otherwise designated by MAYO as confidential, which is disclosed to the COMPANY by MAYO, relating to MAYO's markets, customers, patients, parents, inventions, products, procedures, designs, plans, organization, employees, or business in general, but does not include:

         (a) any information which is publicly available or becomes publicly available as a matter of due course and/or MAYO disclosure; or

         (b) information which is or becomes part of the public domain through no action, omission or fault attributable to the COMPANY; or

         (c) information which the COMPANY had or could have had in its possession before disclosure by MAYO to the COMPANY; or

         (d) information which is received, was received or could have been received by the COMPANY from a third party having a legal right to transmit such information; or

         (e) information that is or was developed by the COMPANY independent of any disclosure by MAYO or Dr. Ahlquist.


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Nothing in this agreement shall prevent the COMPANY from disclosing licensed know-how received from Dr. Ahlquist, under this agreement, to an affiliate of the COMPANY.

2.06 TERMINATION of this contract means the ending, expiration, recession, or any other discontinuation of this contract for any reason whatsoever.

2.07 TERRITORY means worldwide.

2.08 COMPANY INFORMATION means any and all information that is proprietary to the COMPANY. MAYO and Dr. Ahlquist herein agree to obtain the COMPANY's consent prior to disclosure of the COMPANY's information, which consent will not be unreasonably withheld. MAYO and Dr. Ahlquist shall disclose such information only as and when reasonably necessary and shall require the persons to whom such information is disclosed to agree to maintain the information confidential.

                         Article 3.00 - Grant of Rights.

3.01 GRANT, MAYO grants to the COMPANY a nonexclusive license to use the licensed know-how, in the territory within the field of use, according to the terms of this contract.

                          Article 4.00 - Consideration.

4.01 CONSIDERATION. On February 4, 1998, the COMPANY granted MAYO twenty thousand (20,000) shares of the COMPANY common stock as a consideration for entering into the contract. This is a nonrefundable and fully paid consideration for this license.

                 Article 5.00 - Warranties and Indemnification.

5.01 USE OF NAME AND LOGO. The COMPANY shall not use publicly for publicity, promotion, or otherwise, any logo, name, trade name, service mark, or trademark of Mayo or its Affiliates, including, but not limited to, the terms "Mayo," "Mayo Clinic," or any simulation, abbreviation, or adaptation of the same, or the name of any Mayo employee or agent, without MAYO's prior, written, express consent, which consent shall not be unreasonably withheld. MAYO may withhold such consent in MAYO's absolute discretion. Violation of this Section 5.01 is a Material Breach of this contract, entitling MAYO to appropriate equitable or legal relief.

5.02 INDEMNIFICATION. The COMPANY shall defend, indemnify, and hold harmless MAYO and MAYO's Affiliates from all liability, demands, expresses, losses, fees (including attorneys' fees) and settlements, for death, personal injury, illness, or property damage arising out of use by the COMPANY of information furnished under this contract.

As used in Sections 5.01 and 5.02, MAYO and its Affiliates include the trustees, officers, agents, and employees of MAYO and its Affiliates, and the COMPANY includes not only its Affiliates as defined in the contract, but also any of its contractors and subcontractors.

5.03 WAIVER OF SUBROGATION. The COMPANY expressly waives any right of subrogation that it may have against MAYO resulting from any claim, demand, liability,


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judgment, settlement, costs, fees (including attorneys' fees), and expenses for which the COMPANY has agreed to indemnify MAYO and its Affiliates or hold MAYO and its Affiliates harmless under Section 6.04 of this contract.

5.04 ADDITIONAL WAIVERS. THE COMPANY AGREES THAT MAYO SHALL NOT BE LIABLE FOR ANY LOSS OR DAMAGE CAUSED BY DELAY IN FURNISHING PRODUCTS OR SERVICE` OR ANY OTHER PERFORMANCE UNDER THIS CONTRACT, UNLESS RESULTING FROM MAYO'S NEGLIGENCE OR WILLFUL AND WANTON MISCONDUCT. IN NO EVENT SHALL MAYO'S LIABILITY OF ANY KIND INCLUDE ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL LOSSES OR DAMAGES, EVEN IF MAYO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO CASE SHALL. MAYO'S LIABILITY FOR DAMAGES OF ANY TYPE EXCEED THE TOTAL VALUE OF EQUITY WHICH HAS ACTUALLY BEEN GRANTED TO MAYO BY THE COMPANY AS OF THE DATE OF FILING OF THE ACTION AGAINST MAYO WHICH RESULTS IN THE SETTLEMENT OR AWARD OF DAMAGES.

                      Article 6.00 -- Term and Termination.

6.01 TERM. This contract will terminate on December 31, 2001, unless extended by mutual agreement of the parties.

6.02 SURVIVAL. The COMPANY's obligations stated in Section 2.05 of this contract survive the Termination of this contract.

                       Article 7.00 -- General Provisions.

7.01 ASSIGNMENT AND SUBCONTRACT. The COMPANY is strictly prohibited horn assigning.; or subcontracting any of its obligations or rights under this contract without MAYO's prior, express, written consent, which consent shall not be unreasonably withheld by MAYO. Any other attempted assignment or subcontract is void. The contract is personal to the COMPANY.

7.02 WAIVER. No part of this contract may be waived except by the further written agreement of the parties. Forbearance in any form from demanding the performance of a duty owed under this contract is not a waiver of that duty. Until complete performance of a duty owed under this contract is accomplished, the party to which that duty is owed may invoke any remedy under this contract or under law, despite its past forbearance in demanding performance of that duty.

7.03 GOVERNING LAW AND JURISDICTION. This Agreement and its effects are subject to and shall be construed and enforced in accordance with the laws of the State of Minnesota, excluding its conflict of laws and choice of law provisions. All disputes shall be resolved by arbitration or mediation.

7.04 HEADINGS. The headings of articles and sections used in this document are for convenience of reference only, and are not a part of this contract.


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7.05 NOTICES. Any notice required to be given under this contract is properly provided if in writing and either personally delivered, or sent by express or certified trail, postage prepaid, to the parties at the following addresses, Unless other addresses are provided consistent with this section 7.05.

Mayo Foundation for Medical Education and Research
200 First Street SW
Rochester, Minnesota 559050001
Attn: Technology Transfer Division, Mayo Medical Ventures

EXACT Laboratories, Inc.
63 Great Road
Maynard, Massachusetts 01754
Attn: Stanley N. Lapidus, President


Unless otherwise expressly specified in this contract, notices sent by mail arc considered effective upon the earlier of: the fifth (5th) day after dispatch (or the tenth (10th) day after dispatch if dispatched by air mail other than in the United States) or the day of actual receipt. Notices personally delivered are considered effective upon the date of delivery. It is the responsibility of the party giving notice to obtain a receipt for delivery of the notice, if that party considers such a receipt advisable.

7.06 LIMITATION OF RIGHTS CREATED. This contract is intended only to benefit the two parties to it. They have no intention to create any interests for any other party. Specifically, no interests are intended to be created for any customer, patient, research subjects, or other persons (or their relatives, heirs, dependents, or personal representatives) by or upon whom the Licensed Invention may be used.

7.07 INDEPENDENT CONTRACTOR. In the performance of their respective duties under this contract, the parties are independent contractors of each other. Neither is the agent, employee, or servant of the other.! Each is responsible only for its own conduct. 7.08 ENTIRE CONTRACT. This document states the entire contract between the parties about its subject matter. All past and contemporaneous discussions, agreements, proposals, promises, warranties, representations, guarantees, correspondence, and understandings, whether oral or written, formal or informal, with respect to the subject matter of this contract, are entirely superseded by this contract.

7.09 UNENFORCEABLE PROVISION. The unenforceability of any part of this contract will not affect any other part. This contract will be construed as if the unenforceable parts had been omitted.

7.10 CHANGES TO CONTRACT. No part of this contract, including this Section 10.10, may be changed except in writing, through another document signed by both parties.

7.17 CONSTRUCTION. Both parties agree to all of the terms of this contract. Both parties execute this contract only after reviewing it thoroughly. That one party or the other may have


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drafted all or part of this contract will not cause this contract to be read more strictly against the drafting party. This contract, and any chances to it, will be interpreted on the basis that both parties contributed equally to the drafting of each of its parts.

7.12 NONDISCLOSURE. Neither party shall disclose any of the terms of this contract without the express, prior, written consent of the other party, or unless required by law.

7.13 COMPANY KNOW-HOW. This agreement does not provide MAYO with rights to use any of the COMPANY's technology; know-how or other intellectual property.

MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH:

Signed:_________________________________________________________________________

Printed Name:___________________________________________________________________

Title:__________________________________________________________________________

Date:___________________________________________________________________________


EXACT LABORATORIES, INC.:

Signed:_________________________________________________________________________

Printed Name:___________________________________________________________________

Title:__________________________________________________________________________

Date:___________________________________________________________________________


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                                 AMENDMENT No. 1
                   TO THE TECHNOLOGY LICENSE AGREEMENT BETWEEN
               MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH
                             AND EXACT LABORATORIES



Effective as of 20 March 2000, the Technology License Agreement dated ,July 7, 1998 between Mayo Foundation for Medical Education and Research (MAYO) and EXACT Laboratories (COMPANY) is hereby amended under the following terms:

         Section 2.01 LICENSED KNOW-HOW is amended by substituting the following sentences within that Section, with the remainder of Section 2.01 remaining unchanged:

         (a) "Licensed Know-How means the know-how of David Ahlquist, M.D. of Mayo Rochester used by the COMPANY between January 1, 1998 and December 31, 1997 to assist in the successful clinical evaluation, regulatory approval and implementation of the COMPANY's technology within the medical community and by the health regulatory agencies and In the marketing and manufacture of the technology." is DELETED;

         (b) and REPLACED with: "Licensed Know-How means the know-how of David Ahlquist, M.D. of Mayo Rochester used by the COMPANY between January 1, 1996 and December 31, 1999 to assist in the successful clinical evaluation, regulatory approval and implementation of the COMPANY's technology within the medical community and by the health regulatory agencies and in the marketing and manufacture of the technology.

AND

         Section 4.01 CONSIDERATION is amended as follows:

         (a) "On February 4, 1998, the COMPANY granted MAYO twenty thousand (20,000) shares of the COMPANY common stock as a consideration for entering into the contract. This is a nonrefundable and fully paid consideration for this license." is DELETED;

         (b) and REPLACED with: "On February 4, 1998, the COMPANY granted MAYO twenty thousand (20,000) shares and on March 20th, 2000 the COMPANY granted MAYO an additional seventeen thousand five hundred (17,500) shares of the COMPANY common stock as a consideration for entering into the contract. This is a nonrefundable and fully paid consideration for this license:'


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The terms of this Amendment No. 1 supersede any conflicting or inconsistent terms in the Technology License Agreement. All other provisions of the original Technology License Agreement effective July 7, 1998 remain in full force and effect.

MAYO FOUNDATION FOR MEDICAL                 EXACT LABORATORIES
EDUCATION AND RESEARCH

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Signature                                   Signature

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Name                                        Name

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Title                                       Title

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Date                                        Date